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                                                                    EXHIBIT 10.5

                          GUARANTY AGREEMENT (LIMITED)
                         (United Development Funding IV)

      WHEREAS, COMMUNITY TRUST BANK OF TEXAS ("Lender") has agreed to make a loan (the "Loan") in the original principal amount of $6,300,000.00 to UMTH LAND DEVELOPMENT, L.P., a Delaware limited partnership ("Borrower"); and

      WHEREAS, Lender has conditioned its obligation to make the Loan in part upon obtaining from UNITED DEVELOPMENT FUNDING IV, a real estate investment trust organized under the laws of the State of Maryland ("Guarantor") this Guaranty Agreement ("Agreement");

      NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned, GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY GUARANTEES TO LENDER THE PROMPT PAYMENT AND PERFORMANCE OF THE GUARANTEED INDEBTEDNESS (hereinafter defined), this Agreement being upon the following terms:

      1. The term "Guaranteed Indebtedness", as used herein means all obligations, indebtedness and liabilities of Borrower now or hereafter owed to Lender UNDER THAT CERTAIN PROMISSORY NOTE DATED OF EVEN DATE HEREWITH IN THE PRINCIPAL AMOUNT OF $6,300,000.00, SIGNED BY BORROWER AND PAYABLE TO THE ORDER OF LENDER and all interest accruing thereon, together with any and all renewals and extensions of such obligations, indebtedness and liabilities and all attorney's fees and other expenses incurred in the enforcement or collection thereof.

      2. This instrument shall be an absolute, continuing, irrevocable and unconditional guaranty of payment and performance and not a guaranty of collection, and Guarantor shall remain liable on the obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness.

      3. If Guarantor becomes liable for any indebtedness owing by Borrower to Lender by endorsement or otherwise, other than under this Agreement, such liability shall not be in any manner impaired or affected hereby, and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

      4. In the event of default by Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, Guarantor shall promptly pay the amount due thereon to Lender without notice or demand in lawful money of the United States and it shall not be necessary for Lender, in order to enforce such payment by Guarantor, first to institute suit or exhaust its remedies against Borrower or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness.

      5. Guarantor hereby agrees that his obligations under this Agreement shall not be released, diminished, impaired, reduced or affected by the occurrence of any reason or event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of Guarantor:

GUARANTY AGREEMENT (LIMITED) (United Development Funding IV) - PAGE 1

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            a. The taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the release, surrender, exchange or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness;

            b. Any release of liability of the Borrower, or the release of any other person obligated to pay the Guaranteed Indebtedness from liability for any or all of the Guaranteed Indebtedness;

            c. Any disability of Borrower or Guarantor, or the dissolution, insolvency or bankruptcy of Borrower or any party at any time liable for the payment of any or all of the Guaranteed Indebtedness;

            d. Any renewal, extension, modification, waiver, amendment or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document or agreement evidencing, securing or otherwise relating to any or all of the Guaranteed Indebtedness;

            e. Any adjustment, indulgence, forbearance, waiver or compromise that may be granted or given by Lender to Borrower or any other party ever liable for any or all of the Guaranteed Indebtedness;

            f. Any neglect, delay, omission, failure or refusal of Lender to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document or agreement evidencing, securing or otherwise relating to any or all of the Guaranteed Indebtedness;

            g. The unenforceability or invalidity of any or all of the Guaranteed Indebtedness or any other instrument, document or agreement evidencing, securing or otherwise relating to any or all of the Guaranteed Indebtedness;

            h. Any payment by Borrower or any party at any time liable for the payment of any or all of the Guaranteed Indebtedness to Lender is held to constitute a preference under the bankruptcy laws or if for any other reason Lender is required to refund such payment or pay the amount thereof to someone else;

            i. The settlement or compromise of any of the Guaranteed
      Indebtedness;

            j. The failure of Lender to perfect or continue any security interest or lien securing any or all of the Guaranteed Indebtedness;

            k. The failure of Lender to preserve, protect, maintain or insure any collateral securing any or all of the Guaranteed Indebtedness;

            l. The failure of Lender to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; or

            m. Any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or Guarantor.

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      6. Guarantor represents and warrants to Lender as follows:

            a. Guarantor has the power and authority to execute, deliver and perform his obligations under this Agreement and this Agreement constitutes the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditor's rights.

            b. The execution, delivery and performance by Guarantor of this Agreement does not and will not violate any law or any order of any court, governmental authority or arbitrator and does not and will not conflict with, result in a breach of or constitute a default under, or result in the imposition of any lien upon any assets of Guarantor pursuant to the provisions of any indenture, mortgage, deed of trust, security agreement, franchise, permit, license or other instrument or agreement to which Guarantor or his property is bound.

            c. No authorization, approval or consent of, and no filing or registration with, any court, governmental authority or third party is necessary for the execution, delivery or performance by Guarantor of this Agreement or the validity or enforceability thereof.

            d. The value of the consideration received and to be received by Guarantor as a result of executing and delivering this Agreement is reasonably worth at least as much as the liability and obligation of Guarantor hereunder, and such liability and obligation has benefited or may reasonably be expected to benefit Guarantor directly or indirectly.

      7. Guarantor covenants and agrees that, as long as the Guaranteed Indebtedness or any part thereof is outstanding:

            a. Guarantor shall furnish to Lender, as soon as available, and in any event within one hundred twenty (120) days after the end of each fiscal year of Guarantor beginning with the fiscal year most recently ended, (i) a copy of the financial statement of Guarantor for such fiscal year and (ii) a certificate of Guarantor to Lender (A) stating that no default under the Guaranteed Indebtedness has occurred and is continuing, or a statement as to the nature thereof and (B) disclosing and certifying as to all material changes in Guarantor's debt or net worth or otherwise certifying that there has been no material change in Guarantor's personal debt or net worth since the previous financial statement was delivered to Lender.

            b. Guarantor shall furnish to Lender, as soon as available, and in any event within thirty (30) days of filing same with the Internal Revenue Service, a true and correct copy of the annual federal income tax return of Guarantor for the immediately preceding year, signed by Guarantor.

            c. Guarantor shall furnish to Lender, as soon as available, and in any event within ten (10) days after the end of each calendar month, beginning with the calendar month most recently ended, written notice of all payments made on the UMTHLD Receivable (as defined herein) during the calendar month then ended.

GUARANTY AGREEMENT (LIMITED) (United Development Funding IV) - PAGE 3

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            d. Guarantor will furnish promptly to Lender written notice of the occurrence of any default of which Guarantor has actual knowledge under this Agreement or under the Guaranteed Indebtedness.

            e. Guarantor will furnish promptly to Lender such additional information concerning Guarantor as Lender may reasonably request.

            f. Guarantor will obtain at any time and from time to time, if applicable, all authorizations, licenses, consents or approvals as shall now or hereafter be necessary or desirable under all applicable laws or regulations or otherwise in connection with the execution, delivery and performance of this Agreement and will promptly furnish copies thereof to Lender.

      8. Lender shall have the right to set off and apply against this Agreement or the Guaranteed Indebtedness or both, without notice to Guarantor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Lender to Guarantor, whether or not the Guaranteed Indebtedness is then due and irrespective of whether or not Lender shall have made any demand under this Agreement. As security for this Agreement and the Guaranteed Indebtedness, Guarantor hereby grants Lender a security interest in all money, instruments and other property of Guarantor now or hereafter held by Lender, including, without limitation, property held in safekeeping. In addition to Lender's right of setoff and as further security for this Agreement and the Guaranteed Indebtedness, Guarantor hereby grants Lender a security interest in all deposits (general or special, time or demand, provisional or final) and all other accounts of Guarantor now or hereafter on deposit with or held by Lender and all other sums at any time credited by or owing from Lender to Guarantor. The rights and remedies of Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Lender may have.

      9. Guarantor waives any rights Guarantor has under, or any requirement imposed by, (i) Chapter 34 of the Texas Business and Commerce Code, as amended (except rights under 34.04), (ii) Section 17.001 of the Texas Civil Practice and Remedies Code, as amended, (iii) Rule 31 of the Texas Rules of Civil Procedure, as amended. Furthermore, in the event any property securing the Guaranteed Indebtedness is foreclosed upon in any manner, and a deficiency is created as a result of the purchase price at such foreclosure sale, Guarantor does hereby irrevocably waive all rights to claim any offset against the deficiency as provided in Section 51.003, 51.004 and 51.005 of the Texas Property Code, as amended.

      10. All present and future indebtedness of Borrower to Guarantor is hereby subordinated to the Guaranteed Indebtedness and is hereby assigned to Lender as security for the Guaranteed Indebtedness. If any sums shall be paid to Guarantor on account of such indebtedness, such sums shall be held in trust by Guarantor for the benefit of Lender and shall forthwith be paid to Lender without affecting the liability of Guarantor under this Agreement. Upon the request of Lender, Guarantor shall execute, deliver and endorse to Lender such documents and instruments as Lender deems necessary or appropriate to perfect, preserve and enforce its rights hereunder.

      11. The guaranty of Guarantor hereunder and those of any other guarantor or guarantors who may have guaranteed or who may hereafter guarantee any indebtedness of Borrower are and will be joint and several, and Lender may release any one or more of the guarantors at any time or settle with any one or more at any time without affecting the continuing liability of the remaining guarantors. Guarantor acknowledges that this Agreement is in effect and binding on Guarantor without regard to whether it is signed by any other person or persons and agree that as to Guarantor it shall continue in full force and

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effect notwithstanding the death or release by agreement or by operation of law of or the extension of time to, any other guarantors.

      12. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Lender. No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      13. This Agreement is for the benefit of Lender and its successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement is binding not only on Guarantor but on Guarantor's heirs and personal representatives.

      14. Guarantor recognizes that Lender is relying upon this Agreement and the undertakings of Guarantor hereunder in making the Loan to Borrower and further recognize that the execution and delivery of this Agreement is a material inducement to Lender in entering into this Agreement. Guarantor has unconditionally delivered this Agreement to Lender and the failure to sign any other guaranty by any other person shall not discharge the liability of Guarantor hereunder.

      15. This Agreement is executed and delivered as an incident to a lending transaction negotiated, consummated and performable in DALLAS, DALLAS COUNTY, TEXAS, and shall be governed by and construed in accordance with the laws of the State of Texas.

      16. Guarantor shall pay on demand all reasonable attorney's fees and all other costs and expenses incurred by Lender in connection with the preparation, administration, enforcement or collection of this Agreement.

      17. Guarantor hereby waives promptness, diligence, demand of payment, notice of acceptance of this Agreement, notice of intent to demand, notice of intent to accelerate, notice of acceleration, presentment, notice of protest, notice of dishonor, notice of the incurring by Borrower of additional indebtedness, and all other notices and demands with respect to the Guaranteed Indebtedness and this Agreement.

      18. WAIVER OF JURY TRIAL. IN THE EVENT LITIGATION SHOULD ARISE OUT OF THIS AGREEMENT OR ANY OTHER MATTER RELATED HERETO WHATSOEVER OR IN CONNECTION WITH ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OR INACTIONS BY LENDER, IT IS HEREBY STIPULATED AND AGREED BY GUARANTOR THAT HE SHALL WAIVE AND DOES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ALL RIGHTS TO DEMAND A TRIAL OF ANY SUCH MATTER BY OR BEFORE A JURY.

      19. This Agreement is intended by Guarantor as a final and complete expression of the terms of the Agreement, no course of dealings between Guarantor and Lender, no uses of trade and no parole or extrinsic evidence of any nature shall be used to supplement or modify any term hereof. No condition to the full effectiveness of this Agreement exists.

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      20. Guaranty Limits. Notwithstanding anything contained in this Agreement to the contrary, the liability of Guarantor under this Agreement shall be limited to $3,116,569.00 in principal of the Guaranteed Indebtedness, plus all accrued but unpaid interest on such amount, together with any attorney's fees and costs incurred by Lender in connection with the enforcement of this Agreement and/or the collection of any sums due hereunder from Guarantor to Lender.

      21. Reduction of Guaranty Limits. Borrower and Guarantor have warranted and represented to Lender that Guarantor owes money to Borrower in the form of an account receivable in an amount equal to the lesser of (i) the actual expenses incurred in connection with the organizational and offering expenses incurred on behalf of Guarantor, or (ii) three (3%) of the total investment capital and other funds now or hereafter raised by Guarantor (the "UMTHLD Receivable") for legitimate services rendered, organizational and operational expenses and other monies advanced to or for the benefit of Guarantor by Borrower or its affiliate to Guarantor. All of Borrower's accounts receivable, among other things, including without limitation, the UMTHLD Receivable, have been pledged to Lender as security for the Loan. Guarantor's limitation of liability as set forth in Section 20 above may be further reduced in accordance with the following formula. Accordingly, for each dollar that Guarantor pays to Borrower on and for the account of the UMTHLD Receivable, which can be verified in writing by Borrower and Guarantor to Lender through cancelled checks or other form of evidence of payment and corresponding credit by Borrower satisfactory to Lender and for which written notice of such payment has been delivered to Lender with each corresponding payment, Guarantor can reduce its liability under this Guaranty Agreement by an amount equal to each dollar so paid to Borrower on account of the UMTHLD Receivable. However, this right and ability to reduce Guarantor's liability contained in the foregoing sentence shall not apply and shall no longer be available at the point in time that an "Event of Default" (as that term is defined in the Loan Agreement) occurs. In other words, if such an "Event of Default" occurs, Guarantor shall no longer be permitted to reduce it liability under this Guaranty Agreement by any additional amounts. Guarantor agrees that the obligation to pay the UMTHLD Receivable and its obligations under this Guaranty Agreement are separate and independent obligations to pay and perform by Guarantor. Accordingly, the payment of one such obligation by Guarantor does not reduce the obligations of Guarantor under the other, except in the limited circumstance as specifically described above. Additionally, and notwithstanding the foregoing to the contrary, Guarantor must notify Lender in writing within ten (10) days of the end of each calendar month, of all payments made on the UMTHLD Receivable during such calendar month. Guarantor shall not be entitled to reduce its liability under this Guaranty, until Lender has been notified in writing of such payment made on the UMTHLD Receivable.

      Executed as of June 26, 2009.

                                     GUARANTOR:
                                     United Development Funding IV, a real
                                     estate investment trust organized under
                                     the laws of the State of Maryland.

                                     By: /s/ Hollis M. Greenlaw
                                     -----------------------------------
                                     Hollis M. Greenlaw, Chief Executive Officer

GUARANTY AGREEMENT (LIMITED) (United Development Funding IV) - PAGE 6

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THE STATE OF TEXAS

COUNTY OF TARRANT

      Before me Hillary A. Lueck (Notary printed name) on this day personally appeared Hollis M. Greenlaw, Chief Executive Officer of United Development Funding IV, a real estate investment trust organized under the laws of the State of Maryland, known to me or proved to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

      Given under my hand and seal of office this 1st day of July, 2009.

                                        /s/ Hillary A. Lueck
                                        -----------------------------------
                                        Notary Public, State of Texas

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